Supplement dated October 16, 2013
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Alternative Strategies Fund	1/1/2013
The following information is hereby added at the end of the “Active Portfolios® Multi-Manager Alternative Strategies Fund - Additional Investment Strategies and Policies” section:
Obtaining Recent Net Asset Value Per Share
The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day. For additional information on how the Fund calculates its NAV, see Buying, Selling and Exchanging Shares - Share Price Determination below.
You may obtain the current NAV of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiamanagement.com.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP100_08_001_(10/13)